ANNUAL REPORT

                               IAI BALANCED FUND

                                 MARCH 31, 2000




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                                -----------------
                                IAI BALANCED FUND



                                  ANNUAL REPORT
                                 MARCH 31, 2000


               Letter to Shareholders ......................   2
               Fund Managers' Review .......................   4
               Fund Portfolio ..............................   7
               Notes to Fund Portfolio .....................  12
               Statement of Assets and Liabilities .........  14
               Statement of Operations .....................  15
               Statements of Changes in Net Assets .........  16
               Financial Highlights ........................  17
               Notes to Financial Statements ...............  18
               Independent Auditors' Report ................  22
               Federal Tax Information .....................  23
               Adviser, Custodian, Legal Counsel,
               Independent Auditors,
               Directors ..................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
                             ----------------------
                                IAI BALANCED FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

  The U.S. economy continued to grow at a strong pace in the first quarter. Over the past five years, the seasonal impact of year-end bonuses and tax refunds have combined to boost consumer spending. In addition, a strong stock market and relatively mild weather provided further incentives for the consumer to spend money.

  Inflation moved higher in the first quarter, sparked primarily by a rise in the price of oil. Although the core rate of inflation (the consumer price index less food and energy costs) remained subdued, it certainly appears that it's only a matter of time before higher energy costs find their way into core inflation.

  The labor markets also expanded in the quarter. While this is certainly good news for consumers, tight labor markets seem to be a source of concern for the Federal Reserve. Some anecdotal evidence of rising labor costs are already creeping into the economic data. The combination of strong economic growth, tight labor markets and rising inflation should cause the Fed to continue raising short-term interest rates.

  The bond market had a somewhat uneasy tone in the first quarter but still succeeded in producing positive investment results. The Treasury yield curve inverted during the quarter as long-term bond prices responded favorably to a new Treasury buy-back program while short bond prices fell in response to further Fed tightening. In addition, credit spreads widened. Both events were generally negative for the market. However, some of this negative contribution was masked by a dramatic drop in long-term Treasury bond yields. The decline of 65 basis points in these long rates produced a gain of over 23% for 30 year Treasury bond holders during the quarter. Corporate bonds were the weakest performing sector, particularly long-term lower rated issues where stock market volatility and fear over a tighter Fed policy had the greatest impact.

  Looking ahead, the Fed is likely to continue raising short-term interest rates until they see clear evidence of a slowdown in the economy. Credit spreads are likely to widen further and stock market volatility will remain high as the Fed withdraws liquidity from the financial system. We are cautious on the near-term direction of financial markets, but the long-term trends still remain favorable.



2
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
                             ----------------------
                                IAI BALANCED FUND

ECONOMIC OUTLOOK (CONT.)

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.



                                                                               3
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




                              FUND MANAGERS' REVIEW
                              ---------------------
                                IAI BALANCED FUND


IAI BALANCED FUND

FUND MANAGEMENT


IAI BALANCED TEAM
LARRY R. HILL, CFA
JEFFREY C. BEARD
MARK N. MCCALL, CFA
KEITH WIRTZ, CFA
JEFF MALET, CFA


TOP FIVE
DOMESTIC
COMMON STOCK
SECTORS
% OF NET ASSETS AS OF 3/31/00

[BAR CHART]

ELECTRONIC TECHNOLOGY         14.9
TECHNOLOGY SERVICES            7.6
FINANCIAL                      7.1
RETAIL TRADE                   6.7
HEALTH TECHNOLOGY              6.3



HOW HAS THE FUND PERFORMED?

For the 12 month period ending March 31, 2000, the IAI Balanced Fund had a return of 3.6% as compared to the benchmark return of 12.3%. The benchmark consists of 50% Russell 1000 Value Index, 40% Lehman Aggregate Bond Index and 10% MSCI EAFE International index.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Domestic equities were the best performing asset class and technology holdings led the way for much of the last year. The best performers were beneficiaries of the Internet and the movement to rapidly deploy faster communications networks. Our holdings included Oracle, Sun Microsystems, Nortel Networks and Cisco. The international component of the Fund represented about 10% of the portfolio during the year and was adversely impacted by an underexposure in two of the stronger sectors - telecommunications and technology.

WERE THERE ANY SIGNIFICANT CHANGES?

As we moved into the year 2000, our international holdings were eliminated to take advantage of the promising U.S. economic environment. As of today, the portfolio's asset mix is approximately 70% domestic equities and 30% domestic fixed income. Moreover, several stocks were added and deleted in order to position the Fund for the future.

With respect to fixed income, average duration, a measure of interest rate sensitivity, was shortened to an intermediate maturity stance reducing volatility risk marginally.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The equity markets moved to a higher level during the last 12 months - up more than 15%. However, volatility was high and performance results were uneven for investors. Growth strategies outperformed value both domestically and outside the U.S. and this helps explain our underperformance in the international holdings. Fixed income returns, more or less flat during the last year, were unattractive relative to domestic equity results but did dampen the level of volatility that the pure equity funds endured. Problems for bond investors were more of a `macro' nature and included changing attitudes about inflation, monetary policy and employment conditions.

WHAT IS YOUR OUTLOOK FOR THE FUND?

U.S. economic activity remains surprisingly strong and conditions seem almost perfect. Unemployment is at a 30 year low of 3.90% and welfare requests are down almost 50% nationally since the 1996 Welfare Reform Act. However, the Federal Reserve has signaled its desire to slow the expansionary pace of our economy to prevent the possibility of inflationary build-up. Expect short-term rates to rise during the next few months. Today's volatile stock market reflects this monetary uncertainty. However, we remain constructive and are looking for improved signs during the second half of 2000. For the next year, we anticipate improving inflationary figures, moderating growth in our economy, attractive corporate profit results, and an interesting Presidential election in the fall. In summary, a decent environment for investors, particularly equity investors. We plan to remain over-weighted in stocks relative to bonds - 70%/30%.


4
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW
                              ---------------------
                                IAI BALANCED FUND

TOP FIVE DOMESTIC EQUITY HOLDINGS
                                                         % of Net Assets
                                                         ---------------
Issue                          Sector                        3/31/00
------------------------------------------------------------------------
 Microsoft                     Technology Services             3.19
 Intel                         Electronic Technology           2.99
 Flextronics International     Electronic Technology           2.85
 General Electric              Process Industries              2.64
 Cisco Systems                 Electronic Technology           2.39
========================================================================
 TOTAL                                                        14.06



EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 3/31/00

[BAR CHART]

YEARS
-----
0-3       26%
3-5       31%
5-10      35%
10+        8%



BOND SECTORS
% OF BOND PORTFOLIO AS OF 3/31/00

[PIE CHART]

U.S. Government Agency
Mortgage-Backed Securities     34%

Corporate Bonds                56%

U.S. Government Securities     10%


CREDIT RATING
% OF BOND PORTFOLIO AS OF 3/31/00


U.S.
Government .........    44%

Aaa ................     0%

Aa .................     7%

A ..................    11%

Baa ................    11%

Non-Investment
Grade ..............    27%


                                                                               5
--------------------------------------------------------------------------------

                              FUND MANAGERS' REVIEW
                              ---------------------
                                IAI BALANCED FUND

NOTE
TO FUND
MANAGERS'
REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES, AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.


VALUE OF $10,000 INVESTMENT

[PLOT POINTS CHART]

IAI BALANCED           S&P 500          LEHMAN BROTHERS
    FUND                INDEX         AGGREGATE BOND INDEX

   10,000               10,000              10,000
    9,740               10,292              10,072
    9,960               10,347              10,262
    9,871               10,197              10,404
   10,280               10,608              10,616
   10,210               10,393              10,723
   10,400               10,513              10,850
   10,541               10,551              10,707
   10,761               10,907              10,709
   10,887               11,050              10,879
   11,009               11,131              11,088
   10,796               11,282              11,282
   11,019               11,527              11,329
   10,654               11,244              11,408
   10,897               11,546              11,422
   11,120               11,584              11,629
   11,028               11,529              11,695
   11,396               11,968              11,900
   11,478               11,881              11,933
   11,570               12,123              11,978
   11,243               12,007              11,876
   11,429               12,155              11,940
   11,736               12,564              12,101
   11,387               12,223              11,891
   10,933               11,693              11,598
   10,869               11,843              11,505
   11,017               12,037              11,504
   10,727               11,738              11,478
   11,038               12,127              11,706
   11,339               12,620              11,721
   11,260               12,315              11,548
   11,405               12,600              11,538
   11,115               12,138              11,512
   11,261               12,317              11,592
   11,386               12,636              11,821
   11,624               13,126              12,102
   11,963               13,515              12,176
   11,827               13,913              12,347
   12,052               14,464              12,824
   12,450               14,803              12,918
   12,773               15,300              12,890
   12,830               15,341              13,045
   12,969               15,986              13,172
   12,808               15,928              13,343
   13,337               16,629              13,543
   13,351               16,936              13,733
   13,492               17,516              13,824
   13,421               17,685              13,584
   13,409               17,859              13,490
   13,537               18,125              13,414
   13,757               18,593              13,387
   13,775               18,670              13,566
   13,479               17,839              13,603
   13,541               18,220              13,580
   14,034               19,245              13,816
   14,885               19,782              14,123
   15,267               21,288              14,364
   15,321               20,873              14,230
   15,523               22,172              14,274
   16,704               22,351              14,310
   15,897               21,420              14,151
   16,401               22,694              14,363
   17,799               24,085              14,499
   18,270               25,158              14,671
   19,184               27,175              15,066
   18,564               25,673              14,938
   19,140               27,072              15,158
   18,860               26,178              15,378
   18,992               27,377              15,449
   19,258               27,843              15,605
   19,306               28,157              15,805
   19,885               30,182              15,678
   20,530               31,727              15,731
   20,899               32,048              15,813
   22,347               31,496              15,963
   22,745               32,775              16,099
   21,794               32,424              16,133
   19,929               27,736              16,396
   20,025               29,514              16,780
   21,204               31,851              16,691
   21,832               33,781              16,891
   22,659               35,727              16,942
   22,722               37,221              17,062
   22,534               36,063              16,763
   22,471               37,505              16,856
   23,179               38,957              16,909
   22,824               38,038              16,761
   23,374               40,149              16,707
   22,245               38,896              16,637
   21,916               38,702              16,629
   21,375               37,641              16,821
   21,516               40,024              16,884
   21,821               40,836              16,882
   22,541               43,241              16,801
   21,998               41,071              16,746
   21,928               40,295              16,948
   23,274               44,235              17,172


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/00
                                                                         Since
                                                                       Inception
                                            1 Year       5 Years        4/10/92
================================================================================
 IAI BALANCED FUND                            3.58%        14.24%        11.17%
--------------------------------------------------------------------------------
 S&P 500 Index                               17.94%        26.76%        20.42%
--------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index         1.87%         7.14%         7.01%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


6
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                                 --------------
                                IAI BALANCED FUND

                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 70.4%




                                                             Market
                                           Quantity         Value (a)
                                     -------------------   ------------
COMMERCIAL SERVICES - 0.9%
Amdocs (b)                                   1,450         $ 106,847
----------------------------------           -----         ---------
CONSUMER DURABLES - 1.6%
Electronic Arts (b)                          2,600           185,088
----------------------------------           -----         ---------
CONSUMER NON-DURABLES - 1.7%
Colgate-Palmolive                            1,300            73,288
PepsiCo                                      3,400           117,512
                                                           ---------
                                                             190,800
                                                           ---------
CONSUMER SERVICES - 2.6%
Clear Channel Communications (b)             1,750           120,859
Time Warner                                  1,800           180,000
                                                           ---------
                                                             300,859
                                                           ---------
ELECTRONIC TECHNOLOGY - 14.9%
Analog Devices (b)                           1,700           136,956
Cisco Systems (b)                            3,550           274,459
EMC (b)                                        750            93,750
Flextronics International (b)                4,650           327,534
Intel                                        2,600           343,037
JDS Uniphase (b)                               400            48,225
Palm (b)                                     2,700           121,163
Sun Microsystems (b)                         1,500           140,555
Synopsys (b)                                 4,700           229,125
                                                           ---------
                                                           1,714,804
                                                           ---------
ENERGY MINERALS - 4.5%
Chevron                                        850            78,572
Exxon Mobil                                  2,600           202,313
Halliburton                                  2,000            82,000
Schlumberger                                 1,300            99,450
Texaco                                         950            50,944
                                                           ---------
                                                             513,279
                                                           ---------
FINANCIAL - 7.1%
American International Group                   950           104,025
Bank of America                              1,650            86,522
Charles Schwab                               2,300           130,669
Chase Manhattan                                850            74,109
Citigroup                                    2,750           163,109

                                                             Market
                                           Quantity         Value (a)
                                     -------------------   -----------------
FINANCIAL (CONT.) - 7.1%
Freddie Mac                                  2,250         $  99,422
Mellon Financial                             2,050            60,475
Wells Fargo                                  2,300            94,156
                                                           ---------
                                                             812,487
                                                           ---------
HEALTH SERVICES - 1.4%
Cardinal Health                              3,450           158,269
----------------------------------           -----         ---------
HEALTH TECHNOLOGY - 6.3%
Baxter International                         1,350            84,628
Bristol-Myers Squibb                         1,700            98,175
Medtronic                                    4,600           236,613
Schering-Plough                              3,450           126,788
Warner-Lambert                               1,850           180,375
                                                           ---------
                                                             726,579
                                                           ---------
NON-ENERGY MINERALS - 0.4%
Weyerhaeuser                                   850            48,450
----------------------------------           -----         ---------
PROCESS INDUSTRIES - 3.4%
General Electric                             1,950           302,616
Praxair                                      2,250            93,656
                                                           ---------
                                                             396,272
                                                           ---------
PRODUCER MANUFACTURING - 2.7%
Tyco International, foreign                  6,300           314,213
----------------------------------           -----         ---------
RETAIL TRADE - 6.7%
CVS                                          2,550            95,784
Dollar General                               6,400           172,000
The Gap                                      2,650           132,003
Lowe's Companies                             2,150           125,506
Target                                       1,750           130,812
Wal-Mart Stores                              2,000           111,000
                                                           ---------
                                                             767,105
                                                           ---------
TECHNOLOGY SERVICES - 7.6%
America Online (b)                           2,950           198,387
Citrix Systems (b)                             900            59,625
Global Crossing, foreign (b)                 1,850            75,734
Microsoft (b)                                3,450           366,563
Oracle (b)                                   2,200           171,738
                                                           ---------
                                                             872,047
                                                           ---------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 12



                                                                               7
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




                                 FUND PORTFOLIO
                                 --------------
                                IAI BALANCED FUND

                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.) - 70.4%


                                                             Market
                                           Quantity         Value (a)
                                     -------------------   -----------------
TELECOMMUNICATION TECHNOLOGY - 3.6%
Lucent Technologies                          3,600          $218,700
Motorola                                       600            85,425
Nortel Networks                                850           107,100
                                                            --------
                                                             411,225
                                                            --------
UTILITIES - 5.0%
AT&T                                         2,450           137,812
Bell Atlantic                                2,350           143,644
Enron                                        1,450           108,569
MCI WorldCom (b)                             2,350           106,484
Sprint                                       1,150            72,450
                                                            --------
                                                             568,959
TOTAL INVESTMENTS IN COMMON STOCKS
(Cost: $6,896,093).............................           $8,087,283



RESTRICTED SECURITY - 0.0%
                                      Ownership              Market
                                   Percentage (i)           Value (a)
                                  ----------------         ----------
LIMITED PARTNERSHIP - 0.0%
South Street Corporate Recovery
 Fund I (b)                                   0.69%             $  -
                                                            ========


TOTAL INVESTMENT IN RESTRICTED
SECURITY
(Cost: $0)...................................................... $ -
                                                            ========


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 12
8
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


                                 FUND PORTFOLIO
                                 --------------
                                IAI BALANCED FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 13.5%
                                                                        Principal       Market
                                                 Rate     Maturity        Amount       Value (a)
------------------------------------------------------------------------------------------------
FINANCIAL - 3.8%
Associates                                       5.50%    02/15/04      $ 45,000        $ 41,978
Bank of America                                  6.13     07/15/04        35,000          33,213
Bear Stearns                                     6.15     03/02/04        25,000          23,703
CIT Holdings Series B (YANKEE) (e)               6.88     02/16/05        55,000          53,444
HSBC USA                                         6.63     03/01/09        60,000          55,677
Heller Financial (d)                             7.38     11/01/09        30,000          28,999
Household Finance                                5.88     02/01/09        45,000          39,612
Providian Capital I (d)                          9.53     02/01/27       150,000         128,408
Toyota Motor Credit                              5.63     11/13/03        30,000          28,516
                                                                                        --------
                                                                                         433,550
------------------------------------------------------------------------------------------------
INDUSTRIAL - 7.1%
Calpine                                          7.75     04/15/09        75,000          69,281
Insight Midwest (d)                              9.75     10/01/09        50,000          49,875
Lockheed Martin                                  8.20     12/01/09        50,000          49,945
Mack-Cali Realty                                 7.25     03/15/09        45,000          41,043
NE Restaurant                                   10.75     07/15/08       100,000          85,000
Noble Drilling                                   7.50     03/15/19        50,000          47,240
Northwest Airlines Series 1999-2A                7.58     03/01/19        59,690          57,769
Petro-Canada (YANKEE) (e)                        7.00     11/15/28        35,000          30,873
Province of Manitoba (YANKEE) (e)                6.75     03/01/03        35,000          34,587
Radio Unica (STEP BOND) (g)                     16.17     08/01/06       150,000          91,125
Sonic Automotive Series B                       11.00     08/01/08       100,000          93,000
Speedway Motorsports                             8.50     08/15/07       100,000          93,500
Tyco International Group (YANKEE) (e)            6.88     01/15/29        50,000          43,008
Williams Gas Pipeline (d)                        7.38     11/15/06        30,000          29,231
                                                                                        --------
                                                                                         815,477
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.0%
AT&T Capital Series F (MEDIUM-TERM NOTE)         7.50     11/15/00        80,000          80,219
Global Crossing (PIK BOND) (f)                  11.43     12/01/08           250(h)       24,375
Sprint Capital                                   6.90     05/01/19        10,000           9,139
                                                                                        --------
                                                                                         113,733
------------------------------------------------------------------------------------------------
UTILITIES - 1.6%
CMS Energy                                       8.38     07/01/03       100,000          96,681
Enron                                            7.38     05/15/19        70,000          64,706
NRG Energy                                       8.00     11/01/03        25,000          24,794
                                                                                        --------
                                                                                         186,181
================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $1,645,389)................................................................... $1,548,941
================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 12

                                                                               9
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


U.S. GOVERNMENT SECURITIES - 2.5%
                                                       Principal       Market
                             Rate         Maturity       Amount       Value (a)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS - 2.5%
                             7.50%        11/15/16      $90,000      $  101,981
                             8.88         02/15/19       15,000          19,397
                             7.63         02/15/25       80,000          95,325
                             5.25         02/15/29       80,000          71,675
                                                                     ----------
                                                                        288,378
===============================================================================
TOTAL INVESTMENTS U.S. GOVERNMENT SECURITIES
(COST: $282,542)...................................................    $288,378
===============================================================================

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 8.3%
                                                       Principal       Market
                             Rate         Maturity       Amount       Value (a)
-------------------------------------------------------------------------------
FREDDIE MAC GOLD - 3.1%
                             6.00%        04/01/11     $ 72,764        $ 68,805
                             6.50         07/01/14       62,669          60,308
                             6.50         05/01/29      236,499         222,067
                                                                     ----------
                                                                        351,180
-------------------------------------------------------------------------------
FANNIE MAE - 3.5%
                             9.50         02/01/25       66,741          69,822
                             7.50         04/01/28       66,483          65,491
                             6.00         10/01/28       90,600          82,569
                             7.00         08/01/29      150,330         144,521
                             7.50         09/01/29       33,448          32,903
                                                                     ----------
                                                                        395,306
-------------------------------------------------------------------------------
FANNIE MAE-DWARF - 0.2%
                             7.00         10/01/14       29,085          28,563
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.5%
                             7.00         04/15/23       63,338          61,759
                             8.00         12/15/23       49,604          50,368
                             7.50         05/15/28       39,841          39,510
                             6.50         09/15/28       26,042          24,583
                                                                     ----------
                                                                        176,220
===============================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $982,348).................................................      $951,269
===============================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 12

10
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 2000
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


SHORT-TERM SECURITIES - 5.5%
                                                                     Principal       Market
                                            Rate      Maturity     Amount/Shares    Value (a)
---------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.2%
                                            4.77%     04/20/00       $ 25,000        $ 24,935
---------------------------------------------------------------------------------------------
DEMAND NOTE - 1.2%
Wisconsin Electric                          5.77(c)                   129,776         129,776
---------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 4.1%
Firstar Institutional Money Market Fund     5.69                      472,706         472,706
=============================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $627,417).................................................................... $627,417
=============================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $10,433,789) (j).........................................................  $11,503,288
=============================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (0.2%).....................................     $(26,080)
=============================================================================================
TOTAL NET ASSETS................................................................  $11,477,208
=============================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 12

                                                                              11
--------------------------------------------------------------------------------

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 2000


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2000.

                                       (d)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $236,513 (2.1% of net assets) at March 31, 2000.

                                       (e)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (f)

The interest rate shown for Payment-in-Kind securities (PIK securities) represents effective yield at March 31, 2000. PIK securities' income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (g)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at March 31, 2000, based upon the estimated timing of future interest and principal payments.

                                       (h)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (i)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 2000, the fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 2000 is shown below.

                                                            ACQUISITION
SECURITY                                                        DATE       COST
--------------------------------------------------------------------------------
South Street Corporate Recovery Fund I ..................     10/03/95     $ --


12
--------------------------------------------------------------------------------

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 2000


                                       (j)

At March 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

 Cost for federal income tax purposes ...........................   $10,584,103
                                                                    -----------
 Gross unrealized appreciation ..................................   $ 1,311,615
 Gross unrealized depreciation ..................................      (392,430)
                                                                    -----------
 Net unrealized appreciation ....................................   $   919,185
                                                                    ===========


                                                                              13
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                IAI BALANCED FUND


                                 MARCH 31, 2000


ASSETS
Investments in securities, at market (cost: $10,433,789)                                                 $ 11,503,288
Receivable for investment securities sold                                                                   1,243,775
Dividends and accrued interest receivable                                                                      53,643
                                                                                                         ------------
   TOTAL ASSETS                                                                                            12,800,706
                                                                                                         ------------
LIABILITIES
Bank overdraft                                                                                                140,884
Payable for investment securities purchased                                                                 1,168,289
Payable for Fund shares redeemed                                                                                1,763
Accrued management fee                                                                                         12,562
                                                                                                         ------------
   TOTAL LIABILITIES                                                                                        1,323,498
                                                                                                         ------------
   NET ASSETS                                                                                            $ 11,477,208
                                                                                                         ============
NET ASSETS REPRESENTED BY:
Paid in capital                                                                                          $  9,612,880
Undistributed net investment income                                                                           303,494
Accumulated net realized gain on investments                                                                  492,531
Unrealized appreciation (depreciation) on:
 Investment securities                                                                  $1,069,499
 Other assets and liabilities denominated in foreign currency                               (1,196)
                                                                                        ----------
                                                                                                            1,068,303
                                                                                                         ------------
   NET ASSETS                                                                                            $ 11,477,208
                                                                                                         ============
Shares of capital stock outstanding; 10 billion shares authorized, $0.01 par value                          1,165,531
                                                                                                         ------------
   NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE                                              $       9.85
                                                                                                         ============


           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18.

14
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                                IAI BALANCED FUND


                            YEAR ENDED MARCH 31, 2000

NET INVESTMENT INCOME
INCOME:
 Dividends (net of foreign income taxes withheld of $14,091)                         $    205,771
 Interest                                                                                 468,946
                                                                                     ------------
   TOTAL INCOME                                                                           674,717
                                                                                     ------------
EXPENSES:
Management fees                                                                           223,972
Compensation of Directors                                                                   7,438
Interest expense                                                                            1,725
                                                                                     ------------
   TOTAL EXPENSES                                                                         233,135
   Less fees reimbursed by Advisers                                                        (7,438)
                                                                                     ------------
   NET EXPENSES                                                                           225,697
                                                                                     ------------
   NET INVESTMENT INCOME                                                                  449,020
                                                                                     ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) on:
 Investment securities                                                                  1,381,597
 Futures contracts                                                                        (73,338)
 Foreign currency transactions                                                            (59,880)
                                                                                     ------------
Net realized gain                                                                       1,248,379
                                                                                     ------------
Net change in unrealized appreciation or depreciation on:
 Investment securities                                                                 (1,429,150)
 Other assets and liabilities denominated in foreign currency                                 275
                                                                                     ------------
Net unrealized depreciation                                                            (1,428,875)
                                                                                     ------------
   NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS          (180,496)
                                                                                     ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    268,524
                                                                                     ============


           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18.

                                                                              15
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                                IAI BALANCED FUND

                                                                            Year ended         Year ended
                                                                          March 31, 2000     March 31, 1999
                                                                         ----------------   ---------------
OPERATIONS
 Net investment income                                                    $     449,020      $     705,329
 Net realized gains                                                           1,248,379          4,308,982
 Net change in unrealized appreciation or depreciation                       (1,428,875)        (2,514,727)
                                                                          -------------      -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         268,524          2,499,584
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                         (527,623)          (520,998)
 Net realized gains                                                          (2,008,149)        (7,382,896)
                                                                          -------------      -------------
   TOTAL DISTRIBUTIONS                                                       (2,535,772)        (7,903,894)
                                                                          -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
 Net proceeds from sale of 194,153 and 2,100,920 shares                       1,967,018         24,404,967
 Net asset value of 254,807 and 685,461 shares issued in reinvestment
  of distributions                                                            2,478,711          7,831,537
 Cost of 1,638,214 and 2,881,943 shares redeemed                            (16,097,248)       (32,696,775)
                                                                          -------------      -------------
   DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS                  (11,651,519)          (460,271)
                                                                          -------------      -------------
   TOTAL DECREASE IN NET ASSETS                                             (13,918,767)        (5,864,581)
 NET ASSETS AT BEGINNING OF PERIOD                                           25,395,975         31,260,556
                                                                          -------------      -------------
 NET ASSETS AT END OF PERIOD                                              $  11,477,208      $  25,395,975
                                                                          -------------      -------------
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                      $     303,494      $     436,478
                                                                          =============      =============


           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18.

16
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                IAI BALANCED FUND


PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                           Years ended March 31,
                                       -------------------------------------------------------------
                                         2000          1999         1998          1997        1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                   $ 10.78       $ 12.76       $ 11.04      $ 11.53      $ 10.57
                                       -------       -------       -------      -------      -------
OPERATIONS
 Net investment income                    0.25**        0.28          0.25         0.37         0.29
 Net realized and unrealized gains        0.11          0.93          2.84         1.60         0.97
                                       -------       -------       -------      -------      -------
   TOTAL FROM OPERATIONS                  0.36          1.21          3.09         1.97         1.26
                                       -------       -------       -------      -------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income                  (0.27)        (0.20)        (0.28)       (0.49)       (0.30)
  Excess distribution from net
   investment income                        --            --         (0.09)          --           --
  Net realized gains                     (1.02)        (2.99)        (1.00)       (1.97)          --
                                       -------       -------       -------      -------      -------
   TOTAL DISTRIBUTIONS                   (1.29)        (3.19)        (1.37)       (2.46)       (0.30)
                                       -------       -------       -------      -------      -------
NET ASSET VALUE
 End of period                         $  9.85       $ 10.78       $ 12.76      $ 11.04      $ 11.53
                                       =======       =======       =======      =======      =======
Total investment return*                  3.58%         9.46%        29.14%       18.55%       12.09%
Net assets at end of period
 (000's omitted)                       $11,477       $25,396       $31,261      $32,822      $38,799

RATIOS
 Expenses to average net assets
  (including interest expense)            1.26%         1.27%+        1.28%        1.26%        1.25%
 Expenses to average net assets
  (excluding interest expense)            1.25%         1.27%+        1.25%        1.25%        1.25%
 Net investment income to average
  net assets                              2.51%         2.26%         2.57%        2.92%        2.48%
 Portfolio turnover rate
  (excluding short-term securities)      109.0%        138.8%        237.0%       190.6%       193.8%

 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

 +THIS RATIO INCLUDES A 2 BASIS POINT EXPENSE APPROVED BY THE BOARD OF
  DIRECTORS RELATED TO AN INDEPENDENT VALUATION OF A RESTRICTED SECURITY.


                                                                              17
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 2000


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instruments.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at the date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, prices of unrestricted securities of the same class discounted to reflect the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.


18
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 2000


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains or losses may also be realized between the trade and settlement dates on security and forward currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $54,381, accumulated net realized gains have been increased by $55,908 and paid in capital has been decreased by $1,527.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Fund uses the equity method of accounting for limited partnerships.


                                                                              19
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND


                                 MARCH 31, 2000


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company).

In connection with their obligations as policyholder, the Fund is committed to make capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund, together with other funds advised by Advisers, have an available joint line of credit of $25,000,000 with Firstar Bank, N.A. at the prime interest rate less 2%. To the extent funds are drawn against the line, securities are segregated by the Fund. No compensating balances are required under the line of credit, however, a commitment fee of .10% per annum on the commitment amount of the line is payable quarterly in arrears. Advisers has agreed to pay the commitment fee on behalf of the Fund. There were no borrowings outstanding for the Fund at March 31, 2000.

CONTINGENT LIABILITY

The Balanced Fund received cash distributions of approximately $300,000 in November 1998 and May 2000 from the South Street Corporate Recovery Fund L.P. According to various agreements, proceeds received may be required to be returned to the limited partnership due to ongoing litigation. Management, after review with third parties, believes the likelihood of returning such distributions to the partnership is not probable.

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers.

The fee is equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.


20
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                                 MARCH 31, 2000


[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2000, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated:

                                                U.S. GOVERNMENT         OTHER
                                                ---------------      -----------
Purchases                                         $1,738,064         $16,778,594
Sales                                             $3,680,121         $27,755,420

RESTRICTED SECURITIES

Included in the Fund's portfolios of investments in securities at March 31, 2000, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

The Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.


                                                                              21
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                                IAI BALANCED FUND



THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS IV, INC.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Balanced Fund (a portfolio within IAI Investment Funds IV, Inc.) as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Balanced Fund as of March 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
May 19, 2000


22
--------------------------------------------------------------------------------

                             FEDERAL TAX INFORMATION
                                IAI BALANCED FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


                                 TAX INFORMATION

                                                                         Ordinary      Long-Term
Payable Date                                                            Income (A)    Capital Gain
--------------------------------------------------------------------------------------------------
JUNE 1999                                                               $  0.3247       $ 0.9231
DECEMBER 1999                                                              0.0450             --
==================================================================================================
 15.63% of ordinary income qualify for deductions by corporations.      $  0.3697       $ 0.9231

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.


                                                                              23
--------------------------------------------------------------------------------

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)


24
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


         C/O FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701,
                      MILWAUKEE, WISCONSIN 53201-0701 USA

                                  800.945.3863